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                                                                   EXHIBIT 23.01



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-38696) of Allos Therapeutics, Inc. of our report dated February 9, 2001 relating to the financial statements which appear in this Annual Report on Form 10-K.



/s/ PRICEWATERHOUSECOOPERS LLP



PricewaterhouseCoopers LLP
Broomfield, Colorado
February 28, 2001